SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                     FORM 8-K

                                  CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)	   November 4, 2004

                                 US 1 INDUSTRIES, INC.
                 (Exact Name of Registrant as Specified in its Charter)


	Indiana	                1-8129		    		95-3585609
_______________________________________________________________________
(State or Other Jurisdiction 	 (Commission 		(IRS Employer
of Incorporation)			  File Number)		Identification No.)


	1000 Colfax, Gary, Indiana 				       46406
_______________________________________________________________________
(Address of Principal Executive Offices)				(Zip Code)


Registrant's telephone number, including area code	(219) 977-5225
                                                      _____________________
		       			Not Applicable
___________________________________________________________________________
             (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   __ Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)
   __ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)
   __ Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))
   __ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





Item 1.01	Entry into a Material Definitive Agreement.

	On November 4, 2004, US 1 Industries, Inc. (the 'Company') received a waiver letter (the 'Waiver Letter') from U.S. Bank, National Association ('U.S. Bank') with respect to the Company's compliance with certain financial covenants set for in the Loan and Security Agreement, as amended, by and among U.S Bank, the Company, Carolina National Transportation Inc., Keystone Lines, Gulfline Transport Inc., Five Star Transport, Inc. and Cam Transport, Inc. Pursuant to the Waiver Letter, U.S. Bank has agreed to waive the Company's financial covenant default resulting from the Company's Maximum Unsubordinated indebtedness to EBITDA Ratio of 3-to-1 being exceeded for the period ended
June 30,2004.  A copy of the Waiver Letter is filed herewith.

Item 9.01	Financial Statements and Exhibits.

	(c)	Exhibits

99.1
U.S. Bank Waiver Letter dated November 4, 2004








































SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     US 1 INDUSTRIES, INC.



Dated:  November 11, 2004	By:	 /s/ Michael E. Kibler
                                     _____________________________
   				      Name:   Michael E. Kibler
					Title:  President and Chief Executive Officer









































EXHIBIT INDEX

Exhibit No.			Description of Exhibit

99.1
U.S. Bank Waiver Letter dated November 4, 2004


Exhibit 99.1

[Attach U.S Bank Waiver]